UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report: February 29, 2016 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 104, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant’s Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm

The Company notified the Company’s independent registered public accounting firm, Moss Adams LLP (“MA”), that to preserve cash for operations, it could not authorize MA to commence the audit of its financial statements to be included in its Annual Report on Form 10-K for the year ended December 31, 2015. On February 29, 2016, MA notified the Company of its decision to resign. The decision not to authorize MA to commence the audit was initiated and approved by the Company’s Board of Directors.

MA’s audit reports on the Company’s financial statements for the two most recent fiscal years ended December 31, 2014 and 2013, did not contain an adverse opinion or a disclaimer of opinion, but for the most recent year, the MA audit report was qualified as to uncertainty with regards to the Company’s ability to raise funding to implement the future business strategy of the Company, which raised substantial doubt about the Company’s ability to continue as a going concern. The prior year’s audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2016 through March 4, 2016, there were (i) no disagreements between the Company and MA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MA, would have caused MA to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided MA with a copy of this disclosure and has requested that MA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MA agrees with the above statements. A copy of such letter dated March 4, 2016 from MA is filed as Exhibit 16.1 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission dated March 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2016	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman and CEO

Exhibit Index

Exhibit No.	Description

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission dated March 4, 2016.